Filed pursuant to Rule 497(a)

Registration File No. 333-196969

Rule 482 ad

TPG Specialty Lending, Inc. Announces Secondary Offering by Selling Stockholders

NEW YORK—(BUSINESS WIRE)—August 5, 2014—TPG Specialty Lending, Inc. (NYSE:TSLX) (“TSL” or “the “Company”) today announced the commencement of an underwritten secondary public offering of 5,000,000 shares of its common stock by certain of its existing stockholders (the “Selling Stockholders”). In connection with the proposed offering, the Selling Stockholders also plan to grant the underwriters an option to purchase up to an additional 750,000 shares of common stock. No shares of the Company’s common stock are being sold by the Company, and it will not receive any proceeds from this offering. The completion of the proposed offering depends upon several factors, including market and other conditions.

BofA Merrill Lynch, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley and Wells Fargo Securities are acting as joint book-running managers for this offering. TPG Capital BD, LLC, SunTrust Robinson Humphrey, Imperial Capital, HSBC and Mizuho Securities are acting as co-managers.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated August 5, 2014 and the accompanying prospectus dated August 1, 2014, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file and has been declared effective by the SEC. The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; or Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com.

ABOUT TPG SPECIALTY LENDING, INC.

TSL is a specialty finance company focused on lending to middle-market companies. TSL seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. TSL has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSL is externally managed by TSL Advisers, LLC, an SEC-registered investment adviser. TSL leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with over $10 billion of assets under management as of June 30, 2014, and the broader TPG platform, a leading global private investment firm with over $59 billion of assets under management.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond TSL’s control and difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

TPG Specialty Lending, Inc.

Investor Relations:

415-486-5939

IRTSL@tpg.com

or

Press:

Owen Blicksilver PR, Inc.

Jennifer Hurson, 845-507-0571

jennifer@blicksilverpr.com